UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
February 27, 2014 (December 30, 2013)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by BreitBurn Energy Partners L.P. (the “Partnership”) on December 31, 2013 in connection with the acquisitions completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”) of certain oil and gas assets located in Howard, Martin and Midland Counties, in the Permian Basin of Texas from CrownRock L.P. (“CrownRock”), as seller (the “CrownRock Assets”), from Lynden USA Inc. (“Lynden”), as seller (the “Lynden Assets”) and other additional interests in certain of the acquired assets from other sellers (together with the CrownRock and Lynden Assets, the “Permian Basin Assets”).

The Current Report on Form 8-K filed December 31, 2013 is being amended by this Amendment No. 1 to provide the requisite financial statements and pro forma financial information with respect to the Permian Basin Assets. No other amendments to the Form 8-K filed on December 31, 2013 are being made by this Amendment

No. 1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited statements of revenues and direct operating expenses for the CrownRock Assets and Lynden Assets for the nine months ended September 30, 2013 and 2012, and the audited statements of revenues and direct operating expenses for the year ended December 31, 2012 and the related notes thereto, are attached hereto as Exhibit 99.1 and 99.2, respectively.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Partnership as of September 30, 2013 and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes thereto, which give effect to the acquisitions of the Permian Basin Assets, an acquisition completed earlier in 2013 and an acquisition completed in 2012, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Johnson Miller & Co., CPA’s PC – CrownRock, L.P.

23.2	Consent of Johnson Miller & Co., CPA’s PC – Lynden USA, Inc.

99.1	Unaudited statements of revenues and direct operating expenses for the CrownRock Assets for the nine months ended September 30, 2013 and 2012, and the audited statements of revenues and direct operating expenses for the CrownRock Assets for the year ended December 31, 2012 and the related notes thereto.

99.2	Unaudited statements of revenues and direct operating expenses for the Lynden Assets for the nine months ended September 30, 2013 and 2012, and the audited statements of revenues and direct operating expenses for the Lynden Assets for the year ended December 31, 2012 and the related notes thereto.

99.3	Unaudited pro forma combined balance sheet of the Partnership as of September 30, 2013 and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes thereto, which give effect to the acquisitions of the CrownRock Assets and Lynden Assets, an acquisition completed earlier in 2013 and an acquisition completed in 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: February 27, 2014	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer